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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                         Date of Report: August 17, 2001


                         CARLISLE COMPANIES INCORPORATED
                    ----------------------------------------
               (Exact name of registrant specified in its charter)

     DELAWARE                        1-9278                   31-1168055
--------------------------------------------------------------------------------
 (State or other jurisdiction     (Commission               (IRS Employer
 of incorporation)                File Number)            Identification No.)


           15800 JOHN J. DELANEY DRIVE, SUITE 350, CHARLOTTE, NC 28277
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                    (Address of principal executive offices)

                                  704-752-1100
                                  ------------
                        (Registrant's telephone number)
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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 1, items 3 through 6 and item 8 are inapplicable and are omitted from this Report.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On August 17, 2001 (the "Closing Date"), Carlisle Companies Incorporated ("Carlisle"), through various wholly-owned subsidiaries, acquired from Dayco Products, LLC ("Dayco") and certain related entities (collectively, "Sellers"), substantially all of the assets (the "Assets") comprising Sellers' business of manufacturing, distributing and/or selling rubber belts, tensioners, pulleys and accessories used to transfer power from an engine or motor to a drive system, other than (except in limited circumstances) rubber belts, tensioners and pulleys that are used to transfer power to accessory and camshaft drive systems for use in cars, light trucks and other on-road vehicles up to and including Class 8, and for use on engines of up to 1,000 horse power (the "Industrial Power Transmission Business").

         The terms of the acquisition are more fully described in the Asset Purchase Agreement, dated August 10, 2001, by and among Carlisle, Dayco and the other Sellers set forth on the signature page to the Asset Purchase Agreement. A copy of the Asset Purchase Agreement is filed as an Exhibit to this Report.

         Dayco is a wholly-owned limited liability company of Mark IV Industries, Inc., a Delaware corporation having its principal place of business at One Towne Centre, 501 John James Audubon Parkway, Amherst, New York.

         The Assets include (i) certain owned real property located at (a) 4505 Campbell Drive, Fort Scott, Kansas, (b) 2601 Battlefield Road, Springfield, Missouri, (c) 4097 Pepin Avenue, Red Wing, Minnesota and (d) E-08800 Vilanovai la Gehro, Apartado 295, Zona Ind Le La Plan, Barcelona, Spain; (ii) certain leased real property located at (a) One Prestige Place, Miamisburg, Ohio and (b) 930 S. Rockefeller, Ontario, California, (iii) all machinery and equipment used in the Industrial Power Transmission Business, (iv) all inventories and accounts receivable of the Industrial Power Transmission Business and (v) all goodwill in the Industrial Power Transmission Business. Carlisle intends to continue to employ the acquired Assets in the operation of the Industrial Power Transmission Business.


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         The purchase price for the Industrial Power Transmission Business was
$142,0000,000 plus the assumption of liabilities (other than obligations for borrowed funds), including liabilities for certain benefit obligations. The purchase price was arrived at pursuant to an arms-length negotiation between the parties.

         The source of funds was a borrowing under Carlisle's existing Credit Agreements with the following lenders: The Chase Manhattan Bank, SunTrust Bank, BankOne, N.A., Fleet National Bank, Bank of Tokyo-Mitsubishi Trust Company, KeyBank National Association, Wachovia Bank, N.A. ABN Ambro Bank N.V., HSBC Bank USA, Manufacturers and Traders Trust Company, The Bank of New York, and Den Danske Bank Aktieselskab.

         There is no material relationship between Sellers, Mark IV and their affiliates, directors and officers, on the one hand, and Carlisle Companies Incorporated and its affiliates, directors and officers, on the other hand.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

                  (c)      Exhibits.

                           The following exhibits are filed with this Report on Form 8-K:

                           REGULATION S-K
                           EXHIBIT NUMBERS           EXHIBIT

                                  2                  Asset Purchase
                                                     Agreement, dated August
                                                     10, 2001, among Carlisle
                                                     Companies Incorporated,
                                                     Dayco Products, LLC and
                                                     other Sellers set forth
                                                     on the signature page
                                                     thereof.


                                  99                 News release announcing
                                                     acquisition.


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                                  EXHIBIT INDEX


Exhibit Number                Description                                 Page
--------------                -----------                                 ----

     2                        Asset Purchase Agreement,
                              dated August 10, 2001, among
                              Carlisle Companies Incorporated,
                              Dayco Products, LLC and the other
                              Sellers set forth on the signature
                              page thereto.


     99                       News release announcing
                              acquisition.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 17, 2001
                                            CARLISLE COMPANIES INCORPORATED


                                            By: /s/ DENNIS J. HALL
                                               ---------------------------------
                                                    Dennis J. Hall
                                                    Vice Chairman


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